SELIGMAN
                                             -----------
                                              High-Yield
                                             Bond Series


                                [GRAPHIC OMITTED]

                                  Annual Report
                                December 31, 1999

                               [GRAPHIC OMITTED]

                                   SEEKING TO

                                    MAXIMIZE

                                CURRENT INCOME BY

                                 INVESTING IN A

                                   DIVERSIFIED

                                  PORTFOLIO OF

                                  HIGH-YIELDING

                                 CORPORATE BONDS


                                 [LOGO OMITTED}

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                    SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

[PHOTO OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS

To the Shareholders ..................................   1
Interview With Your Portfolio Manager ................   2
Performance Overview .................................   4
Portfolio Overview ...................................   6
Portfolio of Investments .............................   8
Statement of Assets and Liabilities ..................  13
Statement of Operations ..............................  14
Statements of Changes in Net Assets ..................  15
Notes to Financial Statements ........................  16
Financial Highlights .................................  19
Report of Independent Auditors .......................  21
Trustees .............................................  22
Executive Officers AND For More Information ..........  23
Glossary of Financial Terms ..........................  24

TO THE SHAREHOLDERS

For the fiscal year ended December 31, 1999, Seligman High-Yield Bond Series posted a disappointing total return of 0.09% based on the net asset value of Class A shares. At the same time, the DLJ High Yield Market Index returned 3.60%, the Merrill Lynch High Yield Master Index returned 1.57%, and the Lipper High Current Yield Average returned 4.50%. The Fund's underperformance relative to its benchmarks was primarily the result of some underperforming securities, notably in health care and telecommunications, which posted poor operating results during the first half of 1999. In addition, the Fund has avoided defaulted and distressed securities, and emerging market bonds, all of which outperformed during the fiscal year.

The past fiscal year was one of the most difficult ever for fixed-income securities. During this time, the Federal Reserve Board increased the federal funds rate three times in an attempt to slow the US economy. These increases reversed all the Federal Reserve Board's 1998 actions. In 1998, the Federal Reserve Board eased monetary policy in response to the worldwide economic crisis, which many feared could disrupt US economic growth, possibly even pulling the US into a recession. Not only did the US economy avoid recession, it continued to expand at a remarkable pace, surprising most economic commentators.

By the beginning of 1999, the world was recovering strongly and the US entered its ninth year of uninterrupted expansion. This positive international and domestic economic environment caused the Federal Reserve Board to quickly resume its vigilance regarding inflation. As early as May 1999, the Federal Reserve Board announced its bias toward a more restrictive monetary policy, and in June it voted to raise the federal funds rate 25 basis points -- the first of three identical hikes which would leave this key rate 75 basis points higher by year end. The 30-year Treasury bond yield also moved significantly higher from 5.08% on December 31, 1998, to 6.48% on December 31, 1999. Once so far in 2000, the Federal Reserve Board has increased the federal funds rate by an additional 25 basis points.

While the rising-rate environment was the single most important factor behind the Fund's lackluster returns, the high-yield market did not respond to increasing yields as negatively as many other types of bonds. Nevertheless, the high-yield market continued to suffer from reduced liquidity. Even after the global financial crisis subsided, the lack of liquidity in the high-yield market persisted. In addition, the supply of high-yield bonds was well in excess of demand for these securities, causing prices to fall as a result.

We believe that yields are likely to stabilize in 2000 which may allow bonds to post positive total returns. While the Federal Reserve Board is likely to remain diligent on attacking any inflationary tendencies, markets have already priced in some future rate increases by the Federal Reserve Board, and it now appears that long-term bond yields are thus unlikely to move significantly higher. In addition, the steadily improving international economy and the continued strength of the US economy bodes well for the improving financial situations of high-yield issuers.

Thank you for your continued support of Seligman High-Yield Bond Series. A discussion with your Fund's Portfolio Manager, as well as a performance overview and financial statements, including a portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Trustees,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                              /s/Brian T. Zino
                              ----------------
                              Brian T. Zino
                              President

February 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
DANIEL J. CHARLESTON

Q:  HOW DID SELIGMAN HIGH-YIELD BOND SERIES PERFORM IN 1999?

A: Seligman High-Yield Bond Series posted a total return of 0.09%, based on the net asset value of Class A shares, for the year ended December 31, 1999. During the same period, the Lipper High Current Yield Average posted a total return of 4.50%, the DLJ High Yield Market Index posted a total return of 3.60%, and the Merrill Lynch High Yield Master Index posted a total return of 1.57%.

    During the period under review, some of the Fund's holdings, notably in the health care and telecom sectors, posted poor results during the first half of 1999, placing a drag on performance. In addition, the Fund's relatively modest returns can be attributed to areas of omission. We have applied a consistent investment philosophy over the past decade; that is, we prefer US-based, non-cyclical bond issuers. Further, we avoid defaulted and distressed securities. During 1999, however, emerging market bonds, deep cyclical issuers and distressed securities significantly outperformed our core US-based, non-cyclicals. Going forward, we will stick to our philosophy since it has produced above-average returns over the past 10 years.

Q:  WHAT ECONOMIC FACTORS IMPACTED FUND PERFORMANCE?
A: All fixed-income securities, including those held by Seligman High-Yield Bond Series, faced the formidable headwind of rising interest rates during the past fiscal year. This difficult operating environment was the single biggest factor affecting Fund performance during this time.

    Throughout 1999, the Federal Reserve Board tightened monetary policy in an effort to slow the economy. This, combined with a rapidly recovering world economy, pushed interest rates steadily higher across the yield curve and across credit qualities. The 30-year US Treasury bond yield rose by nearly 140 basis points over the course of the year.

    As yields moved higher, bond prices fell accordingly. The past fiscal year was thus one of the most difficult ever for the bond markets. However, high-yield bonds weathered the overall price weakness better than most fixed-income assets because of the sector's lower sensitivity to interest-rate fluctuations and higher current coupons.

[PHOTO OMITTED]

HIGH-YIELD TEAM: (STANDING FROM LEFT) JAMES DIDDEN, JEANNE CRUZ, TIMOTHY FINN, DEBORAH JOSEPH (ADMINISTRATIVE ASSISTANT), (SEATED) DANIEL CHARLESTON (PORTFOLIO MANAGER), BRIAN HESSEL

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman High-Yield Bond Series is managed by the Seligman High-Yield Team, headed by Daniel J. Charleston. He is assisted by seasoned research professionals who are responsible for evaluating companies in specific industry groups. Mr. Charleston draws on his team to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Fund's objective.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
DANIEL J. CHARLESTON

Q:  WHAT MARKET FACTORS IMPACTED PERFORMANCE?

A: The high-yield market, while withstanding interest rate increases better than many other fixed-income securities, experienced some adverse market conditions unique to high-yield bonds. Since the 1998 global financial crisis, the high-yield market has suffered from reduced liquidity. This has widened the yield spread between high-yield bonds and Treasuries with similar maturities. In addition, during 1999, new supply of high-yield bonds outpaced demand significantly. This imbalance drove prices for existing high-yield issues lower.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THE ONE-YEAR PERIOD UNDER REVIEW?

A: Throughout fiscal year 1999, we began to seek more opportunities in high-growth areas of technology such as wireless communications and telecommunications infrastructure companies. In particular, we have been optimistic about communications tower companies, fiber optic cable companies, Internet companies, and European telecom companies.

    Within the next three years, the growth rate for fiber cable deployment and bandwidth demand is expected to grow by 30% per year. This increase in demand is being driven by the growing use of the Internet. Your Fund is currently well positioned to capitalize on the increasing demand for data, video, and telephony services.

    We reduced the Fund's exposure to health care, since this sector continues to struggle because of changes in Medicare reimbursement programs. We also reduced the Fund's exposure to economically sensitive sectors since these areas are more at risk if interest rates head higher.

    Overall, the Fund remains committed to a disciplined investment process which emphasizes examining company fundamentals to assess which companies are capable of undertaking leverage. The Fund's portfolio management team seeks to identify companies whose underlying operations and cashflows have the potential to improve over time.

Q:  WHAT IS YOUR OUTLOOK?

A: We believe that the outlook for the high-yield market and for the Fund is positive. The interest-rate environment during 1999 was extraordinarily unfavorable for fixed-income securities, and we do not believe that this will continue in 2000. The markets are already anticipating further Federal Reserve Board rate increases. Indeed, the Federal Reserve Board has already increased rates once so far in 2000, for an additional 25 basis points. As interest rates stabilize and global economies continue to expand, we believe that the prices for high-yield bonds in general will begin to move higher.

    We are particularly optimistic regarding the prospects for the securities in the Fund's portfolio. Throughout 2000, we expect to continue to seek opportunities in the high-growth areas of wireless communications telecommunications infrastructure, Internet, cable, and media-related sectors.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman High-Yield Bond Series Class A shares for the 10-year period ended December 31, 1999, to a $10,000 investment made in the DLJHigh Yield Market Index, the Lipper High Current Yield Average, and the Merrill Lynch High Yield Master Index (Merrill High Yield Master Index) for the same period. The results for Seligman High-Yield Bond Series Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman High-Yield Bond Series Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the DLJ High Yield Market Index, the Lipper High Current Yield Average, and the Merrill High Yield Master Index exclude the effect of fees and/or sales charges.

   Seligman High-Yield Bond Series (the "Fund") will no longer be compared to the Merrill Lynch High Yield Master Index, which reflects the performance of funds that invest in corporate high-yield bonds, after December 31, 1999. Instead, the Fund will be compared to the DLJ High Yield Market Index, which reflects the performance of funds that invest in similar bonds. The Manager, however, believes that the latter is a better representation of the Fund's portfolio. Therefore, the Fund will continue to be compared to the DLJ High Yield Market Index and the Lipper High Current Yield Average.

              [Figures below represents chart in its printed form]

Date      With Load    Without Load   Lipper       ML Hy       DLJ Hy
12/31/89      9524         10000       10000        10000       10000
              9169         9628         9617         9792        9742
              9485         9959        10029        10214       10301
              9079         9533         9326         9594        9370
12/31/90      8831         9272         9020         9565        9362
              9910        10406        10311        10869       11095
             10454        10977        11024        11539       11918
             11124        11681        11765        12217       12830
12/31/91     11542        12119        12362        12873       13458
             12598        13228        13387        13845       14560
             12964        13612        13813        14345       14917
             13674        14357        14382        14999       15456
12/31/92     13859        14552        14542        15212       15700
             14829        15571        15527        16157       16638
             15454        16227        16247        16801       17491
             15727        16513        16551        17228       17885
12/31/93     16518        17344        17306        17826       18524
             16419        17240        17144        17496       18192
             16403        17223        16924        17293       18139
             16477        17301        16889        17528       18217
12/31/94     16648        17480        16659        17618       18147
             17514        18389        17402        18680       19215
             18597        19527        18329        19864       20360
             19457        20429        18911        20444       21013
12/31/95     20096        21101        19476        21123       21720
             20900        21945        20030        21431       22190
             21365        22433        20428        21725       22603
             22300        23415        21395        22572       23629
12/31/96     23075        24229        22176        23459       24547
             23310        24044        22342        23706       24759
             24322        25538        23533        24832       25904
             25813        27104        24788        25803       27083
12/31/97     26365        27684        25136        26469       27547
             27556        28934        26216        27207       28514
             27855        29248        26318        27664       28694
             25969        27268        24388        26674       26889
12/31/98     26713        28049        25088        27439       27701
             27103        28458        25799        27736       28309
             26880        28224        25974        27922       28574
             26129        27436        25572        27573       28099
12/31/99     26736        28073        26217        27870       28698



   The securities in which the Fund invests are subject to greater risk of loss of principal and interest than are higher-rated investment-grade bonds. Investors should carefully assess the risks associated with an investment in this Fund.

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS

FOR PERIODS ENDED DECEMBER 31, 1999

                                                                                            AVERAGE ANNUAL
                                                                          -------------------------------------------------------
                                                             CLASS C                                        CLASS B    CLASS D
                                                              SINCE                                          SINCE      SINCE
                                                  SIX       INCEPTION      ONE       FIVE         10       INCEPTION  INCEPTION
                                               **MONTHS*    5/27/99*      YEAR       YEARS       YEARS      4/22/96    9/21/93
                                               ---------  ------------    -----     ------      ------   ------------------------
CLASS A**
With Sales Charge                               (5.23)%        n/a       (4.71)%     8.86%       10.33%        n/a         n/a
Without Sales Charge                            (0.53)         n/a        0.09       9.94        10.87         n/a         n/a

CLASS B**
With CDSC+                                      (5.64)         n/a       (5.20)       n/a          n/a        5.24%        n/a
Without CDSC                                    (0.94)         n/a       (0.69)       n/a          n/a        5.86         n/a

CLASS C**
With Sales Charge and CDSC                      (2.75)       (3.63)%       n/a        n/a          n/a         n/a         n/a
Without Sales Charge and CDSC                   (0.78)       (1.71)        n/a        n/a          n/a         n/a         n/a

CLASS D**
With 1% CDSC                                    (1.72)         n/a       (1.44)       n/a          n/a         n/a         n/a
Without CDSC                                    (0.78)         n/a       (0.54)      9.12          n/a         n/a        7.90%
DLJ HIGH YIELD MARKET INDEX***                   0.43         0.52(0)     3.60       9.60        11.12        7.08++      7.86+++
LIPPER HIGH CURRENT YIELD AVERAGE***             0.94         0.94(0)     4.50       9.49        10.12        7.35++      7.63+++
MERRILL HIGH YIELD MASTER INDEX***              (0.18)       (0.37)(0)    1.57       9.61        10.79        7.42++      8.00+++
NET ASSET VALUE

                DECEMBER 31, 1999     JUNE 30, 1999      DECEMBER 31, 1998           RATINGS#
               -------------------    -------------     ------------------           DECEMBER 31, 1999
CLASS A               $6.26               $6.65                $6.95                                     MOODY'S     S&P
CLASS B                6.26                6.65                 6.95                                    ---------   -----
CLASS C                6.27                6.65                  n/a                 BA/BB                   2.2%    4.2%
CLASS D                6.27                6.65                 6.95                 B/B                    79.1    77.8
DIVIDEND, YIELD, AND CAPITAL LOSS INFORMATION                                        Caa/CCC                14.8    14.9
FOR THE PERIOD ENDED DECEMBER 31, 1999                                               Ca/CC                    --     1.0
                                                                                     Non-rated               3.9     2.1

                                                                     CAPITAL
                   DIVIDENDS(00)    YIELD(000)                        LOSS
                   -------------    ----------                       --------
CLASS A               $0.6968        10.89%          REALIZED       $(0.390)         WEIGHTED AVERAGE
CLASS B                0.6450        10.66           UNREALIZED      (0.651)ss.        MATURITY    7.76 years
CLASS C                0.3852        10.53
CLASS D                0.6450        10.65

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

---------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The DLJ High Yield Market Index, Merrill High Yield Master Index and the
     Lipper High Current Yield Average are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees or sales charges. The monthly performance of the Lipper High Current Yield Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, and 3% since inception. ++
     From April 30, 1996.
 +++ From September 30, 1993.
   0 From May 31, 1999.
  00 Represents per share amount paid or declared during the year ended December
     31, 1999 (during the period May 27, 1999, to December 31, 1999 for Class C shares).
 000 Current yield, representing the annualized yield for the 30-day period ended December 31, 1999, has been computed in accordance with SEC regulations and will vary.
   # Percentages based on current market values of long-term holdings.
  ss Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 1999.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1999

                                                                                                           PERCENT OF NET ASSETS
                                                                                                               DECEMBER 31,
                                                                                                         ---------------------
                                                           ISSUES        COST                 VALUE         1999         1998
                                                          --------  -------------       -------------    ---------      -------
 LONG-TERM HOLDINGS:
   Advertising .........................................      1     $   8,729,719       $   8,673,500       0.3           0.4
   Aerospace ...........................................      1         4,350,000           3,289,688       0.1            --
   Automotive and Related ..............................      1        15,202,788          10,751,250       0.4           0.2
   Broadcasting ........................................      7        81,257,904         103,398,612       3.8           4.0
   Business Services ...................................      5        54,746,325          45,769,625       1.7           1.3
   Cable Systems and Satellite Video ...................     13       190,971,536         189,578,198       7.0          10.6
   Cellular ............................................      2        29,174,462          30,583,328       1.1           0.6
   Chemicals ...........................................      4        83,792,703          78,039,500       2.9           1.6
   Communications Infrastructure .......................      4        89,451,909          84,238,637       3.2           2.1
   Computer and Related Services .......................     --                --                  --        --           1.8
   Consumer Products ...................................      5        69,683,819          55,246,000       2.0           3.9
   Containers ..........................................      2        24,584,906          23,123,450       0.9           1.3
   Contract Manufacturing and Circuit Boards ...........      4        81,055,629          51,058,165       1.9           2.9
   Energy ..............................................      3        13,241,179           8,955,368       0.3           0.5
   Environmental Services ..............................      1        36,591,359          33,502,500       1.2            --
   Equipment ...........................................      3        60,903,556          56,062,500       2.1           1.8
   Financial Services ..................................      4        70,258,960          53,836,500       2.0           1.9
   Food ................................................      4        50,235,419          46,790,625       1.7           4.0
   Gaming/Hotel ........................................      7       163,512,047         143,613,813       5.3           7.5
   Health Care/Medical Products ........................      7       151,070,162         116,192,760       4.3           6.3
   Industrial/Manufacturing ............................      7       108,807,758          96,547,433       3.6           3.2
   Internet and Related ................................     12       155,899,787         158,195,272       5.9           2.8
   Leisure .............................................      1        27,221,931          25,212,000       0.9           1.8
   Metals ..............................................      2        36,833,590          14,496,000       0.5           1.0
   Mobile Satellite Services ...........................      4        85,221,353          68,951,875       2.6           1.1
   Paging ..............................................      4       167,204,040          81,921,875       3.0           5.3
   Paper and Packaging .................................      1        15,673,340           9,701,625       0.4           0.6
   Printing and Publishing .............................     13       291,928,319         273,204,075      10.1           6.1
   Retailing ...........................................      5        54,073,789          48,065,675       1.8           2.5
   Semiconductors ......................................      5       125,616,007         125,039,749       4.6           1.6
   Supermarkets ........................................     --                --                  --        --           2.0
   Telecommunications ..................................     22       363,971,322         361,963,379      13.3           6.1
   Textiles ............................................      1         6,834,924           6,891,375       0.2           0.4
   Theaters ............................................     --                --                  --        --           0.6
   Transportation ......................................      1        26,221,750          26,035,000       1.0           0.8
   Utilities ...........................................      1        14,080,913          14,191,879       0.5           0.4
   Wireless Telephony ..................................      8       169,064,482         192,908,237       7.2           5.4
                                                            ---     -------------      --------------     -----         -----
                                                            165     2,927,467,687       2,646,029,468      97.8          94.4
SHORT-TERM HOLDINGS AND
   OTHER ASSETS LESS LIABILITIES .......................      1        59,817,469          59,817,469       2.2           5.6
                                                            ---    --------------      --------------     -----         -----
NET ASSETS .............................................    166    $2,987,285,156      $2,705,846,937     100.0         100.0
                                                            ===    ==============      ==============     =====         =====

LARGEST INDUSTRIES
DECEMBER 31, 1999

[BAR CHART OMITTED]

Telecommunications                           $361,963,379
Printing and Publishing                      $273,204,075
Wireless Telephony                           $192,908,237
Cable Systems and Satellite Video            $189,578,198
Internet and Related                         $158,195,272

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                                  PRINCIPAL AMOUNT
                                           -----------------------------
                                                              HOLDINGS
ADDITIONS                                   INCREASE          12/31/99
-------------                              ------------     ------------
CORPORATE BONDS:

Allied Waste North America
   10%, 8/1/2009 .......................   $ 37,225,000     $ 37,225,000
Global Crossing Holding
   9.50%, 11/15/2009 ...................     26,750,000       26,750,000
GlobeNet Communication
   Group 13%, 7/15/2007 ................     18,500,000       18,500,000
Metromedia Fiber Network
   10%, 12/15/2009 .....................      8,500,000        8,500,000
Nextel Communications
   9.375%, 11/15/2009 ..................      8,700,000        8,700,000
NextLink Communications
   10.50%, 12/1/2009 ...................      7,600,000        7,600,000
PSINet 10.50%, 12/1/2006 ...............     12,000,000       12,000,000
PSINet 11%, 8/1/2009 ...................     20,000,000       20,000,000
TDL Infomedia Holdings 0%
   (15.50%), 10/15/2010 ................     55,350,000       55,350,000
Worldwide Fiber 12%,
   8/1/2009 ............................     32,750,000       32,750,000

                                                  PRINCIPAL AMOUNT
                                           -----------------------------
                                                              HOLDINGS
REDUCTIONS                                  DECREASE          12/31/99
-------------                              ------------     ------------
CORPORATE BONDS:
Alliance Imaging 9.625%,
   12/15/2005 ..........................   $ 14,850,000               --
AmeriServe Food Distributors
   10.125%, 7/15/2007 ..................     30,225,000               --
Echostar DBS 9.375%,
   2/1/2009 ............................     12,500,000               --
Intermedia Capital
   Partners IV 11.25%,
   8/1/2006 ............................     26,975,000               --
Mobile Telecommunication
   Technologies 13.50%,
   12/15/2002 ..........................     23,075,000               --
Premier Parks 9.25%,
   4/1/2006 ............................     12,475,000               --
SFX Broadcasting 10.75%,
   5/15/2006 ...........................     11,225,000               --
Unisys 11.75%,
   10/15/2004 ..........................     18,550,000               --
Viasystems 9.75%,
   6/1/2007 ............................     20,390,000     $ 34,250,000
COMMON STOCKS:
Price Communications                            603,215 shs.   1,150,000 shs.(1)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 83,486 shares received as a result of a 5% stock dividend.


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 1999

SECURITY                                                               VALUE
-----------                                                        ------------
Trump Atlantic City Funding
   11.25%, 5/1/2006 ...........................................    $ 52,628,625
Advanced Micro Devices 11%,
   8/1/2003 ...................................................      49,999,687
NEXTLINK Communications
   12.50%, 4/15/2006 ..........................................      42,217,500
Price Communications Wireless
   11.75%, 7/15/2007 ..........................................      42,031,575
Pinnacle Holdings 0% (10%),
   3/15/2008 ..................................................      41,151,000
Amkor Technology 10.50%,
   5/1/2009 ...................................................      37,250,000
Williams Scotsman 9.875%,
   6/1/2007 ...................................................      35,454,100
Worldwide Fiber 12%,
   8/1/2009 ...................................................      33,896,250
Allied Waste North America
   10%, 8/1/2009 ..............................................      33,502,500
Golden Sky Systems 12.375%,
   8/1/2006 ...................................................      33,357,250

Portfolio of Investments

DECEMBER 31, 1999

                                                   PRINCIPAL
                                                     AMOUNT           VALUE
                                                  ------------     ------------
CORPORATE BONDS   86.1%

ADVERTISING   0.3%
Adams Outdoor Advertising

   10.75%, due 3/15/2006                          $  8,300,000     $  8,673,500
                                                                   ------------
AEROSPACE   0.1%
Condor Systems 11.875%,
   due 5/1/2009*                                     4,350,000        3,289,688
                                                                   ------------
AUTOMOTIVE AND
  RELATED   0.4%
Diamond Triumph Automotive
   9.25%, due 4/1/2008*                             15,250,000       10,751,250
                                                                   ------------
BROADCASTING   1.5%
AMFM Operating 12.625%,
   due 10/31/2006                                    4,678,900        5,310,552
Capstar Broadcasting 0%
   (12.75%+), due 2/1/2009                          25,250,000       22,598,750
Cumulus Media 10.375%,
   due 7/1/2008                                     11,125,000       11,625,625
                                                                   ------------
                                                                     39,534,927

                                                                   ------------
BUSINESS SERVICES   1.7%
AKI 10.50%, due 7/1/2008                             6,150,000        5,504,250
Iron Age 9.875%,
   due 5/1/2008                                     21,850,000       16,278,250
Iron Age Holding 0%
   (12.125%+), due 5/1/2009                          6,550,000        1,670,250
Muzak 9.875%,
   due 3/15/2009                                    15,125,000       14,595,625
Pierce Leahy 11.125%,
   due 7/15/2006                                     7,250,000        7,721,250
                                                                   ------------
                                                                     45,769,625
                                                                   ------------
CABLE SYSTEMS AND
  SATELLITE VIDEO   6.0%
Avalon Cable Holdings 0%
   (11.875%+), due 12/1/2008                        14,200,000        9,336,500
Charter Communications
   Southeast Holdings 0%
   (9.92%+), due 4/1/2011                           43,500,000       25,719,375
GCI 9.75%, due 8/1/2007                             21,250,000       19,868,750
Golden Sky Systems 12.375%,
   due 8/1/2006                                     31,175,000       33,357,250
Northland Cable Television
   10.25%, due 11/15/2007                           14,825,000       14,936,188
Pegasus Communications
   9.75%, due 12/1/2006                              8,275,000        8,399,125
Pegasus Communications
   12.50%, due 8/1/2007*                            19,250,000       21,078,750
Rogers Cablesystems 11%,
   due 12/1/2015                                    15,000,000       16,575,000
United Pan-Europe
   Communications
   (Netherlands)
   10.875%, due 11/1/2007*                           6,000,000        6,120,000
United Pan-Europe
   Communications
   (Netherlands)
   11.25%, due 11/1/2009*                            7,500,000        7,734,375
                                                                   ------------
                                                                    163,125,313
                                                                   ------------
CHEMICALS   2.9%
Koppers Industry 9.875%,
   due 12/1/2007                                    20,875,000       19,100,625
Lyondell Chemical (Series B)
   9.875%, due 5/1/2007                             10,000,000       10,250,000
Lyondell Chemical 10.875%,
   due 5/1/2009                                     18,825,000       19,483,875
Texas Petrochemicals
   11.125%, due 7/1/2006                            33,000,000       29,205,000
                                                                   ------------
                                                                     78,039,500
                                                                   ------------
COMMUNICATIONS
  INFRASTRUCTURE  2.4%
Crown Castle International
   0% (10.625%+),
   due 11/15/2007                                   12,500,000        9,453,125
Pinnacle Holdings 0%
   (10%+), due 3/15/2008                            62,350,000       41,151,000
SpectraSite Holdings 0%
   (11.25%+), due 4/15/2009                         25,000,000       13,437,500
                                                                   ------------
                                                                     64,041,625
                                                                   ------------
CONSUMER PRODUCTS   2.0%
Anchor Advanced Products
   11.75%, due 4/1/2004                             20,875,000       17,221,875
Diamond Brand Operating
   10.125%, due 4/15/2008                           16,700,000       12,942,500
French Fragrances (Series B)
   10.375%, due 5/15/2007                           11,250,000       11,081,250
Moll Industries 10.50%, due
   7/1/2008                                          7,950,000        3,219,750
United Industries 9.875%,
   due 4/1/2009                                     11,750,000       10,780,625
                                                                   ------------
                                                                     55,246,000
                                                                   ------------
CONTAINERS   0.9%
BPC Holding 13.25%,
   due 6/15/2006                                    16,580,000       15,999,700
US Can 10.125%,
   due 10/15/2006                                    6,950,000        7,123,750
                                                                   ------------
                                                                     23,123,450
                                                                   ------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999                                  PRINCIPAL
                                                     AMOUNT           VALUE
                                                  ------------     ------------
CONTRACT MANUFACTURING
  AND CIRCUIT BOARDS   1.7%
Hadco 9.50%, due 6/15/2008                        $ 16,750,000     $ 16,289,375
MCMS 9.75%, due 3/1/2008++                          21,300,000       10,756,500
Viasystems 9.75%, due 6/1/2007                      34,250,000       18,323,750
                                                                   ------------
                                                                     45,369,625
                                                                   ------------
ENERGY   0.3%
Abraxas Petroleum 11.50%,
   due 11/1/2004                                     8,925,000        8,166,375
                                                                   ------------
ENVIRONMENTAL
  SERVICES   1.2%
Allied Waste North America
   10%, due 8/1/2009*                               37,225,000       33,502,500
                                                                   ------------
EQUIPMENT   2.1%
Neff 10.25%, due 6/1/2008                           14,010,000       13,519,650
Universal Compression
   Holdings 0% (11.375%+),
   due 2/15/2009                                    13,250,000        7,088,750
Williams Scotsman 9.875%,
   due 6/1/2007                                     36,740,000       35,454,100
                                                                   ------------
                                                                     56,062,500
                                                                   ------------
FINANCIAL SERVICES   2.0%
AMRESCO 10%,
   due 3/15/2004                                    17,000,000       10,795,000
Dollar Financial Group
   10.875%, due 11/15/2006                          22,750,000       22,863,750
Ocwen Capital Trust I
   10.875%, due 8/1/2027                            16,700,000       10,771,500
Veritas Capital Trust 10%,
   due 1/1/2028                                     12,500,000        9,406,250
                                                                   ------------
                                                                     53,836,500
                                                                   ------------
FOOD   1.7%
AFC Enterprises 10.25%,
   due 5/15/2007                                    14,200,000       14,359,750
AmeriKing 10.75%,
   due 12/1/2006                                    13,750,000       12,718,750
Carrols 9.50%, due 12/1/2008                         8,975,000        8,212,125
Packaged Ice 9.75%,
   due 2/1/2005                                     12,500,000       11,500,000
                                                                   ------------
                                                                     46,790,625
                                                                   ------------
GAMING/HOTEL   5.3%
Alliance Gaming 10%,
   due 8/1/2007                                      8,500,000        4,972,500
Ameristar Casinos 10.50%,
   due 8/1/2004                                     26,125,000       26,647,500
Casino Magic of Louisiana
   13%, due 8/15/2003                                6,100,000        6,915,875
Hollywood Casino
   11.25%, due 5/1/2007                             16,250,000       17,062,500
Hollywood Casino
   13%, due 8/1/2006*                                2,185,000        2,348,875
Trump Atlantic City Funding
   11.25%, due 5/1/2006                             64,575,000       52,628,625
Trump Hotels & Casino
   Resorts Funding 15.50%,
   due 6/15/2005                                    39,925,000       33,037,938
                                                                   ------------
                                                                    143,613,813
                                                                   ------------
HEALTH CARE/
  MEDICAL PRODUCTS   4.0%
ALARIS Medical 9.75%,
   due 12/1/2006                                    27,100,000       23,577,000
ALARIS Medical 0%
   (11.125%+), due 8/1/2008                         21,300,000        8,866,125
Dade International 11.125%,
   due 5/1/2006                                     27,300,000       26,754,000
Everest Healthcare Services
   9.75%, due 5/1/2008                              17,400,000       16,443,000
Global Health Sciences 11%,
   due 5/1/2008                                     34,275,000       21,421,875
Paracelsus Healthcare 10%,
   due 8/15/2006                                    21,000,000       11,655,000
                                                                   ------------
                                                                    108,717,000
                                                                   ------------
INDUSTRIAL/
  MANUFACTURING   3.3%
Airxcel 11%, due 11/15/2007                         23,775,000       21,873,000
Alliance Laundry System
   9.625%, due 5/1/2008                             17,825,000       15,240,375
Coyne International Enterprises
   11.25%, due 6/1/2008                             13,800,000       12,420,000
Day International Group
   9.50%, due 3/15/2008++                           17,750,000       14,910,000
Great Lakes Acquisition 0%
   (13.125%+), due 5/15/2009                         6,350,000        3,460,750
Great Lakes Carbon 10.25%,
   due 5/15/2008                                    22,000,000       21,010,000
                                                                   ------------
                                                                     88,914,125
                                                                   ------------
INTERNET AND RELATED   5.7%
Exodus Communications
   11.25%, due 7/1/2008                             25,695,000       26,658,562
Exodus Communications
   10.75%, due 12/15/2009*                           5,425,000        5,547,062
PSINet 10%, due 2/15/2005                           20,000,000       19,875,000
PSINet 10.50%,
   due 12/1/2006*                                   12,000,000       12,150,000
PSINet 11.50%,
   due 11/1/2008                                     8,500,000        8,925,000
PSINet 11%, due 8/1/2009                            20,000,000       20,700,000

Portfolio of Investments
DECEMBER 31, 1999
                                                   PRINCIPAL
                                                     AMOUNT           VALUE
                                                  ------------     ------------
INTERNET AND RELATED (CONTINUED)
Splitrock Services 11.75%,
   due 7/15/2008                                  $  8,250,000     $  7,755,000
Verio 13.50%, due 6/15/2004                         23,650,000       26,074,125
Verio 10.375%, due 4/1/2005                         10,000,000       10,250,000
Verio 11.25%, due 12/1/2008                         12,500,000       13,187,500
Verio 10.625%,
   due 11/15/2009*                                   2,700,000        2,781,000
                                                                   ------------
                                                                    153,903,249
                                                                   ------------
LEISURE   0.9%
Affinity Group Holding 11%,
   due 4/1/2007                                     26,400,000       25,212,000
                                                                   ------------

METALS   0.5%
Renco Metals 11.50%,
   due 7/1/2003                                     16,050,000       13,562,250
Royal Oak Mines 12.75%,
   due 8/15/20060                                   20,750,000          933,750
                                                                   ------------
                                                                     14,496,000
                                                                   ------------
MOBILE SATELLITE
   SERVICES   2.6%
GlobalStar 11.25%,
   due 6/15/2004                                    41,525,000       28,652,250
GlobalStar 10.75%,
   due 11/1/2004                                    22,025,000       14,866,875
Loral Space &
   Communications 9.50%,
   due 1/15/2006                                     8,175,000        7,398,375
ORBCOMM Global 14%,
   due 8/15/2004                                    24,875,000       18,034,375
                                                                   ------------
                                                                     68,951,875
                                                                   ------------
PAGING   3.0%
Metrocall 9.75%,
   due 11/1/2007                                    32,000,000       19,040,000
Metrocall 11%,
   due 9/15/2008                                    39,925,000       24,154,625
Paging Network 10%,
   due 10/15/2008                                   75,550,000       22,287,250
ProNet 11.875%,
   due 6/15/2005                                    24,000,000       16,440,000
                                                                   ------------
                                                                     81,921,875
                                                                   ------------
PAPER AND PACKAGING   0.4%
Crown Paper 11%,
   due 9/1/2005                                     15,775,000        9,701,625
                                                                   ------------
PRINTING AND
  PUBLISHING   9.2%
Advanstar Communications
   9.25%, due 5/1/2008                              19,600,000       18,546,500
American Lawyer Media
   9.75%, due 12/15/2007                            16,600,000       16,185,000
American Media Operations
   10.25%, due 5/1/2009                             28,000,000       28,210,000
Liberty Group Operating
   9.375%, due 2/1/2008                             27,700,000       24,791,500
Liberty Group Publishing
   0% (11.625%+),
   due 2/1/2009                                     55,350,000       31,134,375
NBC Acquisition 0%
   (10.75%+), due 2/15/2009                         42,775,000       23,098,500
Nebraska Book 8.75%,
   due 2/15/2008                                     3,615,000        3,199,275
Perry-Judd 10.625%,
   due 12/15/2007                                   17,125,000       15,498,125
Regional Independent
   Media Group 10.50%,
   due 7/1/2008                                     23,600,000       24,042,500
TDL Infomedia Holdings 0%
   (15.50%+), due 10/15/2010*                       55,350,000       29,889,000
TransWestern Holdings 0%
   (11.875%+), due 11/15/2008                       28,900,000       21,024,750
Von Hoffman Press 10.875%,
   due 5/15/2007*                                   12,500,000       12,343,750
                                                                   ------------
                                                                    247,963,275
                                                                   ------------
RETAILING   1.8%
Central Tractor 10.625%,
   due 4/1/2007                                     15,700,000       14,522,500
Cole National Group 9.875%,
   due 12/31/2006                                    2,675,000        2,006,250
Frank's Nursery & Crafts
   10.25%, due 3/1/2008                              9,250,000        6,706,250
Musicland Group 9.875%,
   due 3/15/2008                                    15,285,000       14,215,050
TM Group Holdings 11%,
   due 5/15/2008                                    10,750,000       10,615,625
                                                                   ------------
                                                                     48,065,675
                                                                   ------------
SEMICONDUCTORS   4.6%
Advanced Micro Devices
   11%, due 8/1/2003                                49,875,000       49,999,687
Amkor Technology 10.50%,
   due 5/1/2009*                                    37,250,000       37,250,000
Asat Finance 12.50%,
   due 11/1/2006*                                    5,575,000        6,021,000
Fairchild Semiconductor
   10.375%, due 10/1/2007                           12,525,000       12,932,062
Therma-Wave 10.625%,
   due 5/15/2004                                    18,200,000       18,837,000
                                                                   ------------
                                                                    125,039,749
                                                                   ------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999
                                                   PRINCIPAL
                                                     AMOUNT           VALUE
                                                  ------------     ------------
TELECOMMUNICATIONS   10.9%
BTI Telcom 10.50%,
   due 9/15/2007                                  $ 22,750,000     $ 21,271,250
CapRock Communications
   12%, due 7/15/2008                               26,250,000       27,300,000
CapRock Communications
   11.50%, due 5/1/2009                              7,275,000        7,465,969
Global Crossing Holding
   9.50%, due 11/15/2009*                           26,750,000       26,348,750
GlobeNet Communication
   Group 13%, due 7/15/2007*                        18,500,000       18,939,375
ICG Holdings 0% (11.625%+),
   due 3/15/2007                                    24,000,000       15,720,000
Metromedia Fiber Network
   10%, due 12/15/2009                               8,500,000        8,755,000
NEXTLINK Communications
   12.50%, due 4/15/2006                            39,000,000       42,217,500
NEXTLINK Communications
   10.75%, due 6/1/2009                             10,500,000       10,841,250
NEXTLINK Communications
   10.50%, due 12/1/2009*                            7,600,000        7,752,000
Talton Holdings 11%,
   due 6/30/2007                                    19,725,000       18,837,375
Viatel 11.25%, due 4/15/2008                        12,400,000       12,369,000
Viatel 11.50%, due 3/15/2009                        16,325,000       16,610,687
Williams Communications
   10.875%, due 10/1/2009                            3,775,000        3,963,750
World Access 13.25%,
   due 1/15/2008                                    26,175,000       23,688,375
Worldwide Fiber 12%,
   due 8/1/2009*                                    32,750,000       33,896,250
                                                                   ------------
                                                                    295,976,531
                                                                   ------------
TEXTILE   0.2%
Supreme International 12.25%,
   due 4/1/2006                                      6,900,000        6,891,375
                                                                   ------------
TRANSPORTATION   1.0%
Atlas Air 10.75%,
   due 8/1/2005                                     25,400,000       26,035,000
                                                                   ------------
UTILITIES   0.5%
Midland Cogeneration Venture
   11.75%, due 7/23/2005                            13,000,000       14,191,879
                                                                   ------------
WIRELESS TELEPHONY   5.0%
American Cellular 10.50%,
   due 5/15/2008                                    20,000,000       22,250,000
Centennial Cellular 10.75%,
   due 12/15/2008                                   30,000,000       32,250,000
Nextel Communications 0%
   (10.65%+), due 9/15/2007                          9,000,000        6,750,000
Nextel Communications
   9.375%, due 11/15/2009*                           8,700,000        8,569,500
Powertel 11.125%,
   due 6/1/2007                                     21,325,000       22,391,250
Price Communications Wireless
   11.75%, due 7/15/2007                            38,385,000       42,031,575
                                                                   ------------
                                                                    134,242,325
                                                                   ------------
TOTAL CORPORATE BONDS
   (Cost $2,635,136,786)                                          2,329,160,374
                                                                   ------------
PREFERRED STOCKS   8.7%

BROADCASTING   1.1%
Capstar Broadcasting
   Partnership 12%                                      94,513 shs.  10,703,597
Cumulus Media 13.75%                                     6,215        6,976,338
Sinclair Capital 11.625%                               145,000       14,101,250
                                                                   ------------
                                                                     31,781,185
                                                                   ------------
CABLE SYSTEMS AND
  SATELLITE VIDEO   1.0%
Pegasus Communications
   (Series A) 12.75%++                                  21,374       22,496,135
Pegasus Communications
   (units) 12.75%++                                      3,500        3,902,500
                                                                   ------------
                                                                     26,398,635
                                                                   ------------
CELLULAR   1.1%
Dobson Communications 13%++                              7,458        8,147,865
Rural Cellular 11.375%++                                21,835       22,435,463
                                                                   ------------
                                                                     30,583,328
                                                                   ------------
COMMUNICATIONS
  INFRASTRUCTURE  0.8%
Crown Castle International
  12.75%++                                              19,467       20,197,012
                                                                   ------------
CONTRACT MANUFACTURING
  AND CIRCUIT BOARDS  0.2%
MCMS 12.50%                                            134,640        5,688,540
                                                                   ------------
HEALTH CARE/
  MEDICAL PRODUCTS   0.3%
River Holding 11.50%                                   124,079        7,475,760
                                                                   ------------
INDUSTRIAL/
  MANUFACTURING   0.3%
Day International Group 12.25%                           9,802        7,633,308
                                                                   ------------
PRINTING AND
  PUBLISHING   0.9%
Liberty Group Publishing
   14.75%                                            1,134,418       25,240,800
                                                                   ------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                   PRINCIPAL
                                                     AMOUNT           VALUE
                                                  ------------     ------------
TELECOMMUNICATIONS   2.0%
Global Crossing
   Holding 10.50%                                   276,825 shs.   $ 27,890,119
IXC Communications 12.50%++                          16,389          18,068,872
NEXTLINK Communi-
   cations 14%++                                    175,432           9,429,470
                                                                 --------------
                                                                     55,388,461
                                                                 --------------
WIRELESS TELEPHONY   1.0%
Nextel Communications
   11.125%++                                         26,615          26,681,537
                                                                 --------------
TOTAL PREFERRED STOCKS
   (Cost $251,014,707)                          237,068,566
                                                                 --------------
CONVERTIBLE PREFERRED STOCKS   0.5%

INTERNET AND RELATED   0.2%
Verio 6.75%*                                         75,965           4,292,023
                                                                 --------------
TELECOMMUNICATIONS   0.3%
Global Crossing 7%*                                  30,300           8,529,450
                                                                   ------------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
(Cost $11,373,250)                                                   12,821,473
                                                                   ------------
COMMON STOCKS/
  WARRANTS/RIGHTS   2.5%

BROADCASTING   1.2%
AMFM0                                               410,000          32,082,500
                                                                 --------------
CABLE SYSTEMS AND
  SATELLITE VIDEO
Pegasus Communications
   (Warrants expiring 1/1/2007)                         875 wts.         54,250
                                                                 --------------
ENERGY
Abraxas Petroleum                                   760,134 shs.        712,626
Abraxas Petroleum (Rights)0                         760,134 rts.         76,367
                                                                 --------------
                                                                        788,993
                                                                 --------------
TELECOMMUNICATIONS   0.1%
Splitrock Services                                   24,000 shs.        472,500
World Access                                         82,000           1,596,437
                                                                 --------------
                                                                      2,068,937
                                                                 --------------
WIRELESS TELEPHONY   1.2%
Price Communications                              1,150,000          31,984,375
                                                                 --------------
TOTAL COMMON STOCKS/
  WARRANTS/RIGHTS
   (Cost $29,942,944)                                                66,979,055
                                                                 --------------
SHORT-TERM HOLDINGS   0.6%
   (Cost $16,100,000)                                                16,100,000
                                                                 --------------
TOTAL INVESTMENTS   98.4%
   (Cost $2,943,567,687)                                          2,662,129,468

OTHER ASSETS

   LESS LIABILITIES 1.6%                                             43,717,469
                                                                 --------------
   NET ASSETS 100.0%                                             $2,705,846,937
                                                                 ==============

----------
*  Rule 144A security.
0  Non-income producing security.
+ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
++ Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
Investments, at value:

Long-term holdings (cost $2,927,467,687) ...    $2,646,029,468
Short-term holdings (cost $16,100,000) .....        16,100,000  $ 2,662,129,468
                                                                ---------------
Cash ......................................................             237,272
Receivable for interest and dividends .....................          63,446,344
Receivable for Shares of Beneficial Interest sold .........           9,736,349
Receivable for securities sold ............................           1,036,719
Expenses prepaid to shareholder service agent .............             432,711
Other .....................................................              71,682
                                                                ---------------
TOTAL ASSETS ..............................................       2,737,090,545
                                                                ---------------

LIABILITIES:

Payable for Shares of Beneficial Interest repurchased .....          17,673,333
Dividend payable ..........................................           9,457,013
Accrued expenses and other ................................           4,113,262
                                                                ---------------
TOTAL LIABILITIES .........................................          31,243,608
                                                                ---------------
NET ASSETS ................................................     $ 2,705,846,937
                                                                ===============

COMPOSITION OF NET ASSETS:

Shares of Beneficial Interest, at par
  (unlimited shares authorized; $0.001 par
  value; 432,021,066 shares outstanding):
  Class A .................................................     $       147,468
  Class B .................................................             171,481
  Class C .................................................               8,270
  Class D .................................................             104,802
Additional paid-in capital ................................       3,158,927,712
Dividends in excess of net investment income ..............            (687,163)
Accumulated net realized loss .............................        (171,387,414)
Net unrealized depreciation of investments ................        (281,438,219)
                                                                ---------------
NET ASSETS ................................................     $ 2,705,846,937
                                                                ===============

NET ASSET VALUE PER SHARE:

CLASS A ($923,394,713 / 147,467,741 shares) ...............                $6.26
                                                                           =====
CLASS B ($1,073,910,062 / 171,481,474 shares) .............                $6.26
                                                                           =====
CLASS C ($51,815,108 / 8,270,055 shares) ..................                $6.27
                                                                           =====
CLASS D ($656,727,054 / 104,801,796 shares) ...............                $6.27
                                                                           =====

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Interest ...................................    $305,189,459
Dividends ..................................      30,796,335
                                                ------------
TOTAL INVESTMENT INCOME ....................................       $335,985,794

EXPENSES:

Distribution and service fees ...............     21,785,242
Management fee ..............................     17,240,330
Shareholder account services ................      5,872,522
Custody and related services ................        489,476
Shareholder reports and communications ......        323,104
Registration ................................        218,957
Auditing and legal fees .....................         83,080
Trustees' fees and expenses .................         54,107
Miscellaneous ...............................        102,504
                                                ------------
TOTAL EXPENSES .............................................         46,169,322
                                                                   ------------
NET INVESTMENT INCOME ......................................        289,816,472

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments ..........    (168,599,260)
Net change in unrealized depreciation
  of investments ..........................    (137,020,341)
                                                ------------
NET LOSS ON INVESTMENTS ....................................       (305,619,601)
                                                                   ------------
DECREASE IN NET ASSETS FROM OPERATIONS .....................       $(15,803,129)
                                                                   ============


----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED DECEMBER 31,
                                            ----------------------------------
                                                  1999               1998
                                            ---------------    ---------------

OPERATIONS:

Net investment income ...................      $289,816,472       $218,868,384
Net realized loss on investments ........      (168,599,260)        (1,259,258)
Net change in unrealized appreciation
  (depreciation) of investments .........      (137,020,341)      (214,244,874)
                                            ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS .......................       (15,803,129)         3,364,252
                                            ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:

   Class A ..............................      (108,458,438)       (87,074,109)
   Class B ..............................      (109,865,463)       (71,515,694)
   Class C ..............................        (1,608,302)                --
   Class D ..............................       (75,357,544)       (57,845,902)
Net realized gain on investments:

   Class A ..............................                --         (2,685,568)
   Class B ..............................                --         (2,340,978)
   Class D ..............................                --         (1,929,912)
                                            ---------------    ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS      (295,289,747)      (223,392,163)
                                            ---------------    ---------------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST:

Net proceeds from sales of shares .......       912,493,144      1,553,522,257
Investment of dividends .................       148,137,763        116,307,811
Exchanged from associated Funds .........       601,914,346        559,311,795
Value of shares issued in payment
  of gain distributions .................                --          4,984,811
                                            ---------------    ---------------
Total ...................................     1,662,545,253      2,234,126,674
                                            ---------------    ---------------
Cost of shares repurchased ..............      (744,239,176)      (398,760,907)
Exchanged into associated Funds .........      (759,527,949)      (623,869,737)
                                            ---------------    ---------------
Total ...................................    (1,503,767,125)    (1,022,630,644)
                                            ---------------    ---------------
INCREASE IN NET ASSETS FROM
   TRANSACTIONS IN SHARES OF

   BENEFICIAL INTEREST ..................       158,778,128      1,211,496,030
                                            ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .......      (152,314,748)       991,468,119

NET ASSETS:

Beginning of year .......................     2,858,161,685      1,866,693,566
                                            ---------------    ---------------
END OF YEAR (including (dividends
  in excess of)/undistributed net
  investment income of $(687,163)
  and $4,786,112, respectively) .........    $2,705,846,937     $2,858,161,685
                                            ===============    ===============


----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series, offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes discounts but does not amortize premiums on purchases of portfolio securities.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1999, amounted to $1,339,662,618 and $1,124,903,100, respectively.

   At December 31, 1999, the cost of investments for federal income tax purposes was $2,946,377,988, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $71,798,848 and $356,047,368, respectively.

4. SHORT-TERM INVESTMENTS -- At December 31, 1999, the Fund owned short-term investments which matured in less than seven days.

Notes to Financial Statements

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

                                              CLASS A
                     ----------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------
                                 1999                          1998
                     ---------------------------   ----------------------------
                        SHARES         AMOUNT         SHARES         AMOUNT
                     ------------   ------------   ------------   -------------
Net proceeds from
  sales of shares      50,153,544   $335,990,323     80,413,014   $ 594,288,030
Investment of
  dividends             8,778,384     58,331,830      6,694,630      48,928,569
Exchanged from
  associated Funds     74,639,832    499,812,699     61,852,001     452,271,367
Shares issued in
  payment of gain
  distributions                --             --        258,290       1,968,170
                     ------------   ------------   ------------   -------------
Total                 133,571,760    894,134,852    149,217,935   1,097,456,136
                     ------------   ------------   ------------   -------------
Cost of shares
  repurchased         (55,541,424)  (366,003,239)   (30,909,303)   (226,531,287)
Exchanged into
  associated Funds    (81,745,500)  (547,422,145)   (66,540,471)   (488,820,731)
                     ------------   ------------   ------------   -------------
Total                (137,286,924)  (913,425,384)   (97,449,774)   (715,352,018)
                     ------------   ------------   ------------   -------------
Increase (Decrease)    (3,715,164)  $(19,290,532)    51,768,161   $ 382,104,118
                     ============   ============   ============   =============

                                              CLASS B
                     ----------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------
                                 1999                          1998
                     ---------------------------   ----------------------------
                        SHARES         AMOUNT         SHARES         AMOUNT
                     ------------   ------------   ------------   -------------
Net proceeds from
  sales of shares ....   49,076,811   $330,860,360    78,733,227   $579,656,818
Investment of
  dividends ..........    7,606,606     50,278,741     4,467,385     32,568,827
                        -----------   ------------   -----------   ------------
Exchanged from
  associated Funds ...    8,130,469     53,992,478     6,769,539     48,425,027
Shares issued in
  payment of gain
  distributions ......           --             --       201,710      1,537,030
                        -----------   ------------   -----------   ------------
Total ................   64,813,886    435,131,579    90,171,861    662,187,702
                        -----------   ------------   -----------   ------------
Cost of shares
  repurchased ........  (23,700,317)  (155,156,303)   (8,616,802)   (62,888,247)
Exchanged into
  associated Funds ...  (19,067,869)  (124,043,448)   (9,097,294)   (65,245,307)
                        -----------   ------------   -----------   ------------
Total ................  (42,768,186)  (279,199,751)  (17,714,096)  (128,133,554)
                        -----------   ------------   -----------   ------------
Increase .............   22,045,700   $155,931,828    72,457,765   $534,054,148
                        ===========   ============   ===========   ============

                                       CLASS C
                         --------------------------------
                                    MAY 27, 1999*
                                TO DECEMBER 31, 1999*
                         --------------------------------
                           SHARES               AMOUNT
                         ----------          ------------
Net proceeds from
  sales of shares         8,305,894          $ 53,565,859
Investment of

  dividends                 118,156               746,539
Exchanged from
  associated funds          298,550             1,884,484
                         ----------          ------------
Total                     8,722,600            56,196,882
                         ----------          ------------
Cost of shares
  repurchased              (187,742)           (1,178,245)
Exchanged into
  associated funds         (264,803)           (1,677,554)
                         ----------          ------------
Total                      (452,545)           (2,855,799)
                         ----------          ------------
Increase                  8,270,055          $ 53,341,083
                         ==========          ============

* Commencement of offering of shares.

                                               CLASS D
                      ---------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                      ---------------------------------------------------------
                                 1999                         1998
                      ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                      -----------   -------------   -----------   -------------
Net proceeds from
  sales of shares      28,300,660   $ 192,076,602    51,489,047   $ 379,577,409
Investment of
  dividends             5,808,183      38,780,653     4,758,316      34,810,415
Exchanged from
  associated Funds      6,897,740      46,224,685     8,049,511      58,615,401
Shares issued in
  payment of gain
  distributions                --              --       194,174       1,479,611
                      -----------   -------------   -----------   -------------
Total                  41,006,583     277,081,940    64,491,048     474,482,836
                      -----------   -------------   -----------   -------------
Cost of shares
  repurchased         (33,807,587)   (221,901,389)  (14,976,376)   (109,341,373)
Exchanged into
  associated Funds    (13,165,759)    (86,384,802)   (9,593,313)    (69,803,699)
                      -----------   -------------   -----------   -------------
Total                 (46,973,346)   (308,286,191)  (24,569,689)   (179,145,072)
                      -----------   -------------   -----------   -------------
Increase (Decrease)    (5,966,763)  $ (31,204,251)   39,921,359   $ 295,337,764
                      ===========   =============   ===========   =============


6. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incor-porated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets and 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.58% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $573,376 from sales of Class A shares. Commissions of $4,357,095 and $440,592 were paid to dealers from sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1999, fees incurred under the Plan aggregated $2,574,351 or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $11,292,753, $160,308 and $7,757,830, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1999, such charges amounted to $536,070.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 1999, amounted to $329,927.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1999, Seligman Services, Inc. received commissions of $39,644 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $61,641, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $5,872,522 for shareholder account services.

   Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $44,966 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

7. CAPITAL LOSS CARRYFORWARD -- At December 31, 1999, the Fund had a net capital loss carryforward for federal income tax purposes of $133,975,086, which is available for offset against future taxable net capital gains, expiring in various amounts through 2007. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

8. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended December 31, 1999, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                                CLASS A
                                                                       --------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                       --------------------------------------------------------
                                                                        1999        1998         1997        1996        1995
                                                                       -------     -------      -------     -------     -------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF YEAR                                      $6.95       $7.55       $7.25        $6.96       $6.35
                                                                        -----       -----       -----        -----       -----
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                                    0.69        0.70        0.70         0.69        0.65
Net realized and unrealized gain
  (loss) on investments                                                 (0.68)      (0.59)       0.28         0.29        0.61
                                                                        -----       -----       -----        -----       -----
TOTAL FROM INVESTMENT OPERATIONS                                         0.01        0.11        0.98         0.98        1.26
                                                                        -----       -----       -----        -----       -----
LESS DISTRIBUTIONS:

Dividends from net investment income                                    (0.70)      (0.69)      (0.68)       (0.69)      (0.65)
Distributions from net realized capital gains                              --       (0.02)         --           --          --
                                                                        -----       -----       -----        -----       -----
TOTAL DISTRIBUTIONS                                                     (0.70)      (0.71)      (0.68)       (0.69)      (0.65)
                                                                        -----       -----       -----        -----       -----
NET ASSET VALUE, END OF YEAR                                            $6.26       $6.95       $7.55        $7.25       $6.96
                                                                        =====       =====       =====        =====       =====

TOTAL RETURN:                                                            0.09%       1.32%      14.26%       14.82%      20.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)                                $923,395  $1,050,340    $750,461     $408,303    $182,129
Ratio of expenses to average net assets                                  1.08%       1.10%       1.14%        1.16%       1.09%
Ratio of net income to average net assets                               10.30%       9.46%       9.42%        9.80%       9.73%
Portfolio turnover rate                                                 40.60%      35.34%      61.78%      119.33%     173.39%

----------
See footnotes on page 20.

FINANCIAL HIGHLIGHTS

                                                                                           CLASS B                      CLASS C
                                                                      ---------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,         4/22/96*    5/27/99*
                                                                        -------------------------------       TO          TO
                                                                        1999        1998         1997      12/31/96    12/31/99
                                                                        -----       -----       -----      --------    --------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD ..............................     $6.95       $7.55       $7.26        $7.06       $6.75
                                                                        -----       -----       -----        -----       -----
INCOME FROM INVESTMENT OPERATIONS:

Net investment income ............................................       0.64        0.64        0.64         0.45        0.32
Net realized and unrealized gain (loss) on investments ...........      (0.68)      (0.59)       0.28         0.20       (0.41)
                                                                        -----       -----       -----        -----       -----
TOTAL FROM INVESTMENT OPERATIONS .................................      (0.04)       0.05        0.92         0.65       (0.09)
                                                                        -----       -----       -----        -----       -----
LESS DISTRIBUTIONS:

Dividends from net investment income .............................      (0.65)      (0.63)      (0.63)       (0.45)      (0.39)
Distributions from net realized capital gains ....................         --       (0.02)         --           --          --
                                                                        -----       -----       -----        -----       -----
TOTAL DISTRIBUTIONS ..............................................      (0.65)      (0.65)      (0.63)       (0.45)      (0.39)
                                                                        -----       -----       -----        -----       -----
NET ASSET VALUE, END OF PERIOD ...................................      $6.26       $6.95       $7.55        $7.26       $6.27
                                                                        =====       =====       =====        =====       =====

TOTAL RETURN: ....................................................      (0.69)%      0.57%      13.24%        9.11%      (1.71)%


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted) .........................  $1,073,910  $1,037,994    $581,235     $147,970       $51,815
Ratio of expenses to average net assets ..........................       1.83%       1.85%       1.90%        1.90%+        1.81%+
Ratio of net income to average net assets ........................       9.55%       8.71%       8.66%        9.11%+        9.78%+
Portfolio turnover rate ..........................................      40.60%      35.34%      61.78%      119.33%++      40.60%**

                                                                                               CLASS D
                                                                        ------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                        ------------------------------------------------------
                                                                        1999        1998         1997        1996        1995
                                                                        -----       -----       -----        -----       -----
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF YEAR ...............................      $6.95       $7.55       $7.26        $6.96       $6.35
                                                                        -----       -----       -----        -----       -----
INCOME FROM INVESTMENT OPERATIONS:

Net investment income ............................................       0.64        0.64        0.64         0.64        0.60
Net realized and unrealized gain (loss) on investments ...........      (0.67)      (0.59)       0.28         0.30        0.61
                                                                        -----       -----       -----        -----       -----
TOTAL FROM INVESTMENT OPERATIONS .................................      (0.03)       0.05        0.92         0.94        1.21
                                                                        -----       -----       -----        -----       -----
LESS DISTRIBUTIONS:

Dividends from net investment income .............................      (0.65)      (0.63)      (0.63)       (0.64)      (0.60)
Distributions from net realized capital gains ....................         --       (0.02)         --           --          --
                                                                        -----       -----       -----        -----       -----
TOTAL DISTRIBUTIONS ..............................................      (0.65)      (0.65)      (0.63)       (0.64)      (0.60)
                                                                        -----       -----       -----        -----       -----
NET ASSET VALUE, END OF YEAR .....................................      $6.27       $6.95       $7.55        $7.26       $6.96
                                                                        =====       =====       =====        =====       =====

TOTAL RETURN: ....................................................      (0.54)%      0.57%      13.24%       14.10%      19.67%


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000s omitted) ...........................    $656,727    $769,828    $534,998     $265,528     $90,153
Ratio of expenses to average net assets ..........................       1.83%       1.85%       1.90%        1.92%       1.91%
Ratio of net income to average net assets ........................       9.55%       8.71%       8.66%        9.02%       8.86%
Portfolio turnover rate ..........................................      40.60%      35.34%      61.78%      119.33%     173.39%


----------
+  Annualized.
++ For the year ended December 31, 1996.
*  Commencement of offering of shares.
** For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE TRUSTEES AND SHAREHOLDERS,
SELIGMAN HIGH-YIELD BOND SERIES:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Bond Series as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE  LLP
New York, New York
February 11, 2000

TRUSTEES

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

TRUSTEE EMERITUS

FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------
Member: 1 Executive Committee
        2 Audit Committee
        3 Trustee Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS                 DANIEL J. CHARLESTON          THOMAS G. ROSE
CHAIRMAN                          VICE PRESIDENT                TREASURER

BRIAN T. ZINO                     LAWRENCE P. VOGEL             FRANK J. NASTA
PRESIDENT                         VICE PRESIDENT                SECRETARY



FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement Plan Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

               THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF
              SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING
              PROSPECTUS COVERING SHARES OF BENEFICIAL INTEREST OF
      SELIGMAN HIGH-YIELD BOND SERIES, WHICH CONTAINS INFORMATION ABOUT THE
           SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ
           THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                                 [LOGO OMITTED}
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK NY 10017